Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The tables below set forth the unaudited pro forma condensed combined financial data for Acadia giving effect to Acadia’s acquisition of Partnerships in Care on July 1, 2014, the Sale of $300.0 million of 5.125% Senior Notes due 2022 (the “Notes”) and the equity offering completed by Acadia on June 17, 2014.

With respect to the Notes offering, the unaudited pro forma condensed combined financial data is based on Acadia’s issuance of $300,000,000 of notes and assumes Acadia will borrow $4,000,000 on its existing revolving line of credit.

With respect to the equity offering, the unaudited pro forma condensed combined financial data is based on Acadia’s sale of 8,881,794 shares of common stock at a public offering price of $44.00 per share before underwriting discounts and offering expenses.

The unaudited pro forma condensed combined balance sheet as of March 31, 2014 reflects the effect of Acadia’s acquisition of Partnerships in Care as if it occurred on March 31, 2014.

The unaudited pro forma condensed combined statements of operations give effect to each transaction as if it occurred on January 1, 2013.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2013 combines the audited consolidated statement of operations of Acadia for that period, the unaudited consolidated statement of operations for Acadia’s completed acquisitions, and the audited consolidated statement of operations of Partnerships in Care for the period from January 1, 2013 to December 31, 2013.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2014 combines the unaudited consolidated statement of operations of Acadia for that period with the unaudited consolidated statement of operations of Partnerships in Care for the period from January 1, 2014 to March 31, 2014.

The unaudited pro forma condensed combined financial data has been prepared using the acquisition method of accounting for business combinations under GAAP. The adjustments necessary to fairly present the unaudited pro forma condensed combined financial data have been made based on available information and in the opinion of management are reasonable. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with this unaudited pro forma condensed combined financial data. The pro forma adjustments related to the acquisition of Partnerships in Care are preliminary and revisions to the fair value of assets acquired and liabilities assumed may have a significant impact on the pro forma adjustments. A final valuation of assets acquired and liabilities assumed has not been completed and the completion of fair value determinations may result in changes in the values assigned to property and equipment and other assets (including intangibles) acquired and liabilities assumed.

The unaudited pro forma condensed combined financial data is for illustrative purposes only and does not purport to represent what our financial position or results of operations actually would have been had the events noted above in fact occurred on the assumed dates or to project our financial position or results of operations for any future date or future period.

The unaudited pro forma condensed combined financial data should be read in conjunction with the consolidated financial statements and notes thereto of Acadia included in Acadia’s Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Report on Form 10-K for the three months ended March 31, 2014 and the consolidated financial statements and notes there to of Partnerships in Care attached as an exhibit to Acadia’s Current Report on Form 8-K filed on June 9, 2014.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of March 31, 2014

(In thousands)

	Acadia(1)	Partnerships in Care(2a)	Pro Forma Adjustments	Notes	Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$7,243	$20,485	$(20,485)	(5)	$7,362
			119	(8)
Accounts receivable, net	104,585	7,641			112,226
Deferred tax assets	17,029	—			17,029
Other current assets	28,180	5,409			33,589

Total current assets	157,037	33,535	(20,366)		170,206
Property and equipment, net	403,366	895,673	(287,925)	(7)	1,011,114
Goodwill	665,421	—	84,457	(7)	749,878
Intangible assets, net	20,730	—	3,000	(7)	23,730
Deferred tax assets—noncurrent	4,325	—			4,325
Other assets	32,066	—	8,925	(8)	40,991

Total assets	1,282,945	929,208	(211,909)		2,000,244

LIABILITIES AND EQUITY
Current liabilities:
Current portion of long-term debt	9,570	—		(9)	9,570
Accounts payable	28,405	6,410			34,815
Accrued salaries and benefits	32,257	6,292			38,549
Other accrued liabilities	27,673	8,209			35,882

Total current liabilities	97,905	20,911			118,816
Long-term debt	653,626	1,345,323	(1,041,323)	(9)	957,626
Deferred tax liabilities—noncurrent	15,399	76,064	(56,985)	(7)	34,478
Other liabilities	19,865	6,284			26,149

Total liabilities	786,795	1,448,582	(1,098,308)		1,137,069
Equity:
Common stock	502	—	89	(8)	591
Additional paid-in capital	464,188	—	373,911	(8)	838,099
Retained earnings (accumulated deficit)	31,460	—	(6,975)	(8)	24,485
Investment in Parent	—	(519,374)	519,374	(6)	—

Total equity	496,150	(519,374)	886,399		863,175

Total liabilities and equity	$1,282,945	$929,208	$(211,909)		$2,000,244

See accompanying notes to unaudited pro forma financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

(In thousands, except per share amounts)

	Acadia(1)	Completed Acquisitions Pro Forma Adjustment(3)	Notes	Acadia Pro Forma	Partnerships in Care(2b)	Pro Forma Adjustments	Notes	Pro Forma Combined
Revenue before provision for doubtful accounts	$735,109	$23,111		$758,220	$267,031			$1,025,251
Provision for doubtful accounts	(21,701)	(933)		(22,634)	(11)			(22,645)

Revenue	713,408	22,178		735,586	267,020			1,002,606
Salaries, wages and benefits	407,962	12,312		420,274	151,493			571,767
Professional fees	37,171	1,567		38,738	11,294			50,032
Supplies	37,569	1,176		38,745	9,755			48,500
Rents and leases	10,049	1,228		11,277	1,605			12,882
Other operating expenses	80,572	2,625		83,197	24,050			107,247
Depreciation and amortization	17,090	501		17,591	21,173	(5,957)	(10)	32,807
Interest expense, net	37,250	2,603		39,853	77,373	(60,759)	(11)	56,467
Debt extinguishment costs	9,350	—		9,350	—			9,350
Transaction-related expenses	7,150	(1,403)	(12)	5,747	—	(184)	(12)	5,563

Total expenses	644,163	20,609		664,772	296,743	(66,900)		894,615
Income (loss) from continuing operations before income taxes	69,245	1,569		70,814	(29,723)	66,900		107,991
Provision (benefit) for income taxes	25,975	588		26,563	(12,844)	20,838	(13)	34,557

Income (loss) from continuing operations	$43,270	$981		$44,251	$(16,879)	$46,062		$73,434

Earnings per share-income (loss) from continuing operations:
Basic	$0.87			$0.88				$1.25

Diluted	$0.86			$0.88				$1.24

Weighted average shares:
Basic	50,004			50,004		8,882	(14)	58,886
Diluted	50,261			50,261		8,882	(14)	59,143

See accompanying notes to unaudited pro forma financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2014

(In thousands, except per share amounts)

	Acadia(1)	Partnerships in Care(2c)	Pro Forma Adjustments	Notes	Pro Forma Combined
Revenue before provision for doubtful accounts	$206,119	$69,450			$275,569
Provision for doubtful accounts	(4,701)	—			(4,701)

Revenue	201,418	69,450			270,868
Salaries, wages and benefits	117,575	40,797			158,372
Professional fees	10,382	3,116			13,498
Supplies	10,064	2,305			12,369
Rents and leases	2,769	448			3,217
Other operating expenses	23,110	6,944			30,054
Depreciation and amortization	5,436	5,767	(1,963)	(10)	9,240
Interest expense, net	9,707	20,809	(16,655)	(11)	13,861
Transaction-related expenses	1,579	—	(9)	(12)	1,570

Total expenses	180,622	80,186	(18,627)		242,181
Income (loss) from continuing operations before income taxes	20,796	(10,736)	18,627		28,687
Provision (benefit) for income taxes	7,775	15	1,390	(13)	9,180

Income (loss) from continuing operations	$13,021	$(10,751)	$17,237		$19,507

Earnings per share-income (loss) from continuing operations:
Basic	$0.26				$0.33

Diluted	$0.26				$0.33

Weighted average shares:
Basic	50,120		8,882	(14)	59,002
Diluted	50,486		8,882	(14)	59,368

See accompanying notes to unaudited pro forma financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(In thousands, except per share amounts)

(1)	The amounts in this column represent, for Acadia, actual results for the periods presented.
(2)	The historical financial statements of Partnerships in Care are prepared in accordance with U.K. GAAP and are adjusted to: (i) reconcile the financial statements to U.S. GAAP and (ii) translate the financial statements to U.S. dollars based on the historical exchange rates below. The Partnerships in Care financial statements have been reclassified to conform to Acadia’s financial statement presentation.

		GBP/USD
March 31, 2014	Period End Spot Rate	$1.6637
Year ended December 31, 2013	Average Spot Rate	$1.5643
Three months ended March 31, 2014	Average Spot Rate	$1.6548

(a)	The amounts below represent results as of March 31, 2014.

	Partnerships in Care (in £, in U.K. GAAP)	U.S. GAAP Adjustments		Notes	Partnerships in Care (in £, in U.S. GAAP)	Partnerships in Care (in $, in U.S. GAAP)
Current assets:
Cash and cash equivalents	£12,313	£			£12,313	$20,485
Accounts receivable, net	4,593				4,593	7,641
Deferred tax assets	—				—	—
Other current assets	3,251				3,251	5,409

Total current assets	20,157				20,157	33,535
Property and equipment, net	453,735		84,627	(4)	538,362	895,673
Goodwill	—				—	—
Intangible assets, net	—				—	—
Deferred tax assets—noncurrent	—				—	—
Other assets	—				—	—

Total assets	£473,892		£84,627		£558,519	$929,208

Current liabilities:
Current portion of long-term debt	£—	£			£—	$—
Accounts payable	3,853				3,853	6,410
Accrued salaries and benefits	3,782				3,782	6,292
Other accrued liabilities	4,934				4,934	8,209

Total current liabilities	12,569				12,569	20,911
Long-term debt	792,206		16,427	(4)	808,633	1,345,323
Deferred tax liabilities—noncurrent	2,027		43,693	(4)	45,720	76,064
Other liabilities	3,777				3,777	6,284

Total liabilities	810,579		60,120		870,699	1,448,582
Equity:
Investment in Parent	(336,687)		24,507		(312,180)	(519,374)

Total equity	(336,687)		24,507		(312,180)	(519,374)

Total liabilities and equity	£473,892		£84,627		£558,519	$929,208

(b)	The amounts below represent results for the year ended December 31, 2013.

	Partnerships in Care (in £, in U.K. GAAP)	U.S. GAAP Adjustments		Notes	Partnerships in Care (in £, in U.S. GAAP)	Partnerships in Care (in $, in U.S. GAAP)
Revenue before provision for doubtful accounts	£170,703	£			£170,703	$267,031
Provision for doubtful accounts	(7)				(7)	(11)

Revenue	170,696				170,696	267,020
Salaries, wages and benefits	98,345		(1,501)	(4)	96,844	151,493
Professional fees	7,220				7,220	11,294
Supplies	6,236				6,236	9,755
Rents and leases	1,026				1,026	1,605
Other operating expenses	15,374				15,374	24,050
Depreciation and amortization	11,458		2,077	(4)	13,535	21,173
Interest expense, net	61,782		(12,320)	(4)	49,462	77,373
Transaction-related expenses	—				—	—

Total expenses	201,441		(11,744)		189,697	296,743
Loss from continuing operations before income taxes	(30,745)		11,744		(19,001)	(29,723)
Benefit for income taxes	(1,715)		(6,496)	(4)	(8,211)	(12,844)

Loss from continuing operations	£(29,030)		£18,240		£(10,790)	$(16,879)

(c)	The amounts below represent results for the three months ended March 31, 2014.

	Partnerships in Care (in £, in U.K. GAAP)	U.S. GAAP Adjustments		Notes	Partnerships in Care (in £, in U.S. GAAP)	Partnerships in Care (in $, in U.S. GAAP)
Revenue before provision for doubtful accounts	£41,969	£			£41,969	$69,450
Provision for doubtful accounts	—				—	—

Revenue	41,969				41,969	69,450
Salaries, wages and benefits	25,091		(437)	(4)	24,654	40,797
Professional fees	1,883				1,883	3,116
Supplies	1,393				1,393	2,305
Rents and leases	271				271	448
Other operating expenses	4,196				4,196	6,944
Depreciation and amortization	2,966		519	(4)	3,485	5,767
Interest expense, net	15,655		(3,080)	(4)	12,575	20,809
Transaction-related expenses	—				—	—

Total expenses	51,455		(2,998)		48,457	80,186
Loss from continuing operations before income taxes	(9,486)		2,998		(6,488)	(10,736)
Benefit for income taxes	(532)		541	(4)	9	15

Loss from continuing operations	£(8,954)		£2,457		£(6,497)	$(10,751)

(3)	The amounts in this column represent pro forma adjustments for Acadia’s completed acquisitions of two facilities from United Medical Corporation and Cascade Behavioral Hospital (neither acquisition was individually material), actual results for the periods presented, up to the acquisition dates.
(4)	Reflects adjustments to reconcile U.K. GAAP to U.S. GAAP per the footnotes of Partnerships in Care Investments 1 Limited financial statements including (i) a property and equipment impairment charge and related depreciation expense adjustment, which would not have been recorded under U.S. GAAP; (ii) amortization of an interest rate swap, which would not have been recorded under U.S. GAAP; (iii) a share-based payment charge, which would not have been recorded under U.S. GAAP; and (iv) the tax impact of the previous adjustments.
(5)	Represents cash not acquired as part of the acquisition.
(6)	Reflects elimination of equity accounts of Partnerships in Care.

(7)	Represents adjustments based on preliminary estimates of fair value and the adjustment to goodwill derived from the difference in the estimated total consideration to be transferred by Acadia and the estimated fair value of assets acquired and liabilities assumed by Acadia, calculated as follows:

Estimated cash consideration	$661,981
Cash and cash equivalents	—
Accounts receivable	7,641
Other current assets	5,409
Property and equipment	607,748
Intangible assets	3,000
Other long-term assets	—
Accounts payable	(6,410)
Accrued salaries and benefits	(6,292)
Other accrued liabilities	(8,209)
Deferred tax liabilities—noncurrent	(19,079)
Other long-term liabilities	(6,284)

Fair value of assets acquired and liabilities assumed	$577,524

Estimated goodwill	$84,457

The acquired assets and liabilities will be recorded at their relative fair values as of the closing date of the acquisition. Estimated goodwill is based upon a determination of the fair value of assets acquired and liabilities assumed that is preliminary and subject to revision as the value of total consideration is finalized and additional information related to the fair value of property and equipment and other assets (including intangible assets) acquired and liabilities assumed becomes available. The actual determination of the fair value of assets acquired and liabilities assumed will differ from that assumed in these unaudited pro forma condensed combined financial statements and such differences may be material. Qualitative factors comprising goodwill include efficiencies derived through synergies expected by coordination of services provided across the combined network of facilities, achievement of operating efficiencies by benchmarking performance and applying best practices throughout the combined company.

(8)	Represents a $119 increase in cash as a result of the acquisition of Partnerships in Care and related financing transactions. Acadia issued $300,000 of Notes and borrowed $4,000 on its existing revolving line of credit. On June 17, 2014, Acadia issued 8,881,794 shares of common stock for net proceeds of $374,000. The sources and uses of cash in connection with the acquisition are expected to be as follows:

Sources:
5.125% Senior Notes due 2022	$300,000
Revolving line of credit	4,000
Equity issuance	374,000
Uses:
Cash consideration	(661,981)
Debt financing costs	(8,925)
Acquisition costs(a)	(6,975)

Cash adjustment	$119

(a)	The effect of estimated acquisition costs are not included in the pro forma condensed combined statement of operations for the year ended December 31, 2013 and three months ended March 31, 2014.

(9)	Represents the elimination of debt not assumed in the Partnerships in Care acquisition, the issuance of the Notes and borrowings under the existing revolving line of credit as follows:

	Current Portion	Long-term Portion	Total Debt
Elimination of debt not assumed	$—	$(1,345,323)	$(1,345,323)
5.125% Senior Notes due 2022	—	300,000	300,000
Revolving line of credit	—	4,000	4,000

Adjustments	$—	$(1,041,323)	$(1,041,323)

(10)	Represents the adjustments to Partnerships in Care’s depreciation and amortization expense as a result of recording the property and equipment and intangible assets at preliminary estimates of fair value as of the date of the acquisitions, as follows:

	Amount	Useful Lives (in years)	Monthly Depreciation	Year Ended December 31, 2013	Three Months Ended March 31, 2014
Land	$137,483	N/A	$—	$—	$—
Building and improvements	455,764	30-50	950	12,168	3,042
Equipment	14,501	3-10	192	3,048	762

	607,748		1,142	15,216	3,804
Indefinite-lived intangible assets	3,000	N/A	—	—	—

Total depreciation and amortization expense				15,216	3,804
Less: historical depreciation and amortization expense				(21,173)	(5,767)

Depreciation and amortization expense adjustment				$(5,957)	$(1,963)

(11)	Represents an adjustment to interest expense to give effect to the Notes and to borrow $4,000 on our existing revolving line of credit and to eliminate interest expense on Partnerships in Care’s historical debt, which is extinguished at closing. Interest expense includes related amortization of $1.6 million of deferred financing costs for the year ended December 31, 2013 and $0.4 million for the three months ended March 31, 2014.

	Year Ended December 31, 2013	Three Months Ended March 31, 2014
Interest related to 5.125% Senior Notes due 2022	$15,375	$3,844
Interest related to borrowings on revolving credit facility	123	31
Interest related to amortization of deferred financing costs	1,116	279
Less: historical interest expense	(77,373)	(20,809)

Interest expense adjustment	$(60,759)	$(16,655)

(12)	Reflects the removal of acquisition-related expenses, related to Acadia’s completed acquisitions and Partnerships in Care, included in the historical statements of operations.
(13)	Reflects adjustments to income taxes to reflect the impact of the above pro forma adjustments applying combined U.S. federal and state statutory tax rates and U.K. statutory rates.
(14)	Represents adjustments to weighted average shares used to compute basic and diluted earnings per share to reflect the effect of Acadia’s sale of 8,881,794 shares of common stock, which resulted in an increase of 8,881,794 shares for the year ended December 31, 2013 and the three months ended March 31, 2014 on a pro forma basis. The proceeds of such offering of common stock are to be used to partially fund Acadia’s acquisition of Partnerships in Care.